UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                   -----------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) of the
                       SECURITIES AND EXCHANGE ACT OF 1934

DATE OF REPORT: November 12, 2002

                          COMMISSION FILE NUMBER 0-6034



                         STANSBURY HOLDINGS CORPORATION
                         ------------------------------
                 (Name Of Small Business Issuer In Its Charter)


            UTAH                                                87-0281239
-------------------------------                               ---------------
(State Or Other Jurisdiction Of                              (I.R.S. Employer
Incorporation Or Organization)                              Identification No.)



3435 South Yosemite Street, #100, DENVER, COLORADO                 80231
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   (Address Of Principal Executive Offices)                     (Zip Code)



                    ISSUER'S TELEPHONE NUMBER (720) 748-1407

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ITEM 6: Resignations of Registrant's Directors:

         (a) Effective at the board meetings of the Registrant, and of its proposed distribution entity Industrial Minerals Commodities, Inc., held on October 31, 2002, Dennis Staal resigned as a director, officer and chief financial officer of the entities indicated above, and all of their respective subsidiaries, citing health reasons and medical advice to do so as to all publicly traded entities in which he held such positions. He expressed no disagreements with management of the registrant or its affiliated entities.

         (b) Effective at the board meetings of the Registrant, and of its proposed distribution entity Industrial Minerals Commodities, Inc., held on October 31, 2002, Eldon W. Brickle resigned as a director, officer and chief operating officer of the entities indicated above, and all of their respective subsidiaries, citing personal financial reasons requiring his time commitment to other matters, leaving him insufficient time to continue in these relationships with the registrant and its affiliated entities. He expressed no disagreements with management of the registrant or its affiliated entities.

         (c) Effective at the board meetings of the Registrant, and of its proposed distribution entity Industrial Minerals Commodities, Inc., held on October 31, 2002, Aldine J. Coffman, Jr., resigned as president of the entities indicated above, and all of their respective subsidiaries, citing personal financial reasons requiring his time commitment to other matters, leaving him insufficient time to continue in these relationships with the registrant and its affiliated entities. He further expressed his intent to resign as chairman of the board and director, as well as chief executive officer, effectively December 31, 2002, but that he would remain in those offices to facilitate the transition of new management of the entities. He expressed no disagreements with management of the registrant or its affiliated entities.

     (d) At the same meeting, Michael J. Healey was elected to the Board of the Registrant, and to Industrial Minerals Commodities, Inc., and to the boards of their respective affiliates, and elected President and Chief Operating Officer of each.

     (e) At the same meeting, Jeff Wertz was elected to the Board of the Registrant, and to Industrial Minerals Commodities, Inc., and to the boards of their respective affiliates, and elected Vice-President, Secretary, Treasurer, and Chief Financial Officer of each. Mr. Wertz served as Director and Chief Financial Officer, and Secretary-Treasurer, of Stansbury Holdings Corporation, from 1997 to August, 2000.




Item 7: Financial Statements and Exhibits

         Exhibit Number                  Exhibit Description

         Exhibit -none              None


                                   Signatures

     Pursuant to the requirements of the Securities Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto authorized

                                              Stansbury Holdings Corporation


                                              By /s/
                                              ----------------------------------
                                              Aldine J. Coffman, Jr.
                                              Chief Executive Office